UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): November 9, 2021 (November 8, 2021)
BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
5.50% Mandatory Convertible Preferred Stock, Series A, par value $0.01 per share	BSX PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01 OTHER EVENTS.

On November 8, 2021, Boston Scientific Corporation (the “Company”) completed its acquisition of Devoro Medical Inc. (“Devoro Medical”), a privately-held company which developed the WOLF Thrombectomy® Platform, a non-console and lytic-free platform designed to rapidly capture and extract blood clots in arterial, venous and pulmonary embolism procedures. The Company had been a strategic investor in Devoro Medical since 2019 and held an equity stake of approximately 16 percent prior to closing. The transaction price consisted of $320 million upfront, or approximately $269 million after adjustments for the pre-existing equity ownership, debt, and other closing adjustments; and up to $80 million upon achievement of certain clinical and regulatory milestones, or approximately $67 million after adjustments for the pre-existing equity ownership.

On an adjusted basis, the transaction is expected to be slightly dilutive to earnings per share (EPS) in 2021, which the Company expects to offset via internal cost efficiencies and trade-offs. On a GAAP basis, the transaction will be less dilutive due to a one-time gain to be recognized at closing associated with the Company's previously held equity interest in Devoro Medical. In 2022, the transaction is not expected to impact adjusted EPS and will be slightly dilutive on a GAAP basis due to amortization expense and acquisition-related charges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 9, 2021	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Vance R. Brown
Vance R. Brown
Senior Vice President, General Counsel and Corporate Secretary